Accounts Receivable, Net - Summary of Accounts Receivable, Net (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2019 USD ($)	Dec. 31, 2018 CNY (¥)
Accounts Receivable, after Allowance for Credit Loss, Current [Abstract]
Accounts receivable	¥ 173,197	$ 26,543	¥ 41,965
Allowance for doubtful accounts	(10,051)	(1,540)	(862)	$ (132)	¥ (392)
Total	¥ 163,146	$ 25,003	¥ 41,103